                                                                 EXHIBIT 10.4(a)

                                    NOTICE OF
             2003 LONG-TERM INCENTIVE PLAN AWARD ("2003 LTIP AWARD")
                       UNDER 2003 EQUITY COMPENSATION PLAN

1.0  OBJECTIVE:

     The purpose of the Long-Term Incentive Plan Award ("LTIP") pursuant to
     Section 8 of First Horizon National Corporation's 2003 Equity Compensation Plan (the "Plan") is to provide motivation for key executives to achieve the Company's strategic objectives and ensure incentive rewards and performance are linked to shareholder value.

2.0  LTIP PERFORMANCE PERIOD:

     The LTIP performance period will be the Company's fiscal years beginning January 1, 2003 and ending December 31, 2005.

3.0  ELIGIBILITY:

          o Eligibility for executive officers who are subject to Section 16 (as defined in the Plan) or who are Covered Officers (as defined in the Plan) is approved annually by the Compensation Committee ("Committee").

          o Eligibility for all other executives is approved annually by the CEO.

4.0  FUNDING OF THE INCENTIVE POOL:

o As soon as possible following the end of the Performance Period, the Committee shall determine the 2003 LTIP Award earned by each Participant in the manner described in Sections 4.0 and 5.0 of this Notice (the "Earned Award").

o The amount by which the Company will fund the incentive pool from which all of the Participants' 2003 LTIP Awards will be paid will be determined based on the higher of the following two criteria established by the Compensation
     Committee: (1) the Company's price/earnings ratio ("P/E Ratio") relative to the Peer Group (as defined below) as of the Measurement Date or (2) the compound annual growth rate ("CAGR") in the Company's stock price.

     o    The Company's relative P/E Ratio measurement criterion is as follows:

          o If the Company's P/E Ratio equals the ____th percentile of the P/E Ratio of the Peer Group, an incentive pool will be funded equal to 20% of the maximum aggregate potential 2003 LTIP Award of all the Participants. The "Peer Group" shall be the "Top 50 Banks" as identified by American Banker at the beginning of the Performance Period.


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


          o If the Company's P/E Ratio equals the ____th percentile of the P/E Ratio of the Peer Group, an incentive pool will be funded equal to 100% of the maximum aggregate potential 2003 LTIP Award of all the Participants.

          o Straight line interpolation will be used to fund the incentive pool when performance is between the ____th and ____th percentile of the Peer Group.

          o Regardless of Company's relative performance, no incentives will be funded or paid unless the Company's P/E Ratio increases during the Performance Period.

          o    The P/E Ratio at the beginning of the Performance Period is 12.3.

          o The initial Performance Period covers 3 years (2003 - 2005), and the Measurement Date for the initial Performance Period will be January 31, 2006.

          o The numerator of the P/E Ratio will be based on the 60-trading-day average closing price for the period ending January 31, as reported by The Wall Street Journal, unless the Committee selects another period (e.g., due to market volatility or rumors of potential transactions).

          o The denominator of the P/E Ratio will be the Company's actual earnings for the year ended 12/31/05, unless the Committee approves a different period.

          o If, at the end of the Performance Period, the Committee determines that the Company's P/E Ratio is distorted (positively or negatively) by market volatility (e.g., due to speculation about potential business combinations), then the Committee may adjust the incentive pool. Alternatively, the Committee may direct the Company to calculate its relative P/E Ratio over a longer or shorter period of time (i.e., 90 days rather than 60 days) or otherwise determine a normalized P/E Ratio for comparison to the Peer Group.

     o    The stock price CAGR measurement criterion is as follows:

          o Target based on 2003-2005 strategic plan as presented to the board in October, 2002.

          o 100% payout earned only if stock price CAGR represents significant return to shareholders as indicated in the following grid:

                                 CAGR   =>   Payout %
                                 ----        --------
                                 ___%          100%
                                 ___            75
                                 ___            50
                                 ___            25
                                 ___           -0-

     o The amount of the incentive pool funded may be reduced by the Committee in order to more accurately reflect the Company's total performance. In determining the amount, if any, by which the incentive pool will be reduced, the Committee may consider measures such as the following:

     --------------------------------------
     Factor            Guideline
     --------------------------------------
     Rating Agencies   [guideline redacted]
     --------------------------------------
     Regulatory        [guideline redacted]
     --------------------------------------
     Capitalization    [guideline redacted]
     --------------------------------------
     Governance        [guideline redacted]
     --------------------------------------

     Failure to meet the guideline for any one of the above factors may in the Committee's discretion result in a 20% reduction, up to a total reduction of 80%, of the incentive pool.

5.0 DETERMINATION OF INDIVIDUAL PARTICIPANT'S MAXIMUM EARNED AWARD AND PAYMENT OF AWARD:

     The objective of the LTIP is to deliver a total annual award up to 75% of the maximum bonus potential for each individual Participant under his/her respective annual bonus plan for the Performance Period (MIP or FirstPower). The incentive pool available will be determined based on the applicable performance criteria outlined in Section 4.0 above. Each Participant's maximum Earned Award will be calculated as follows:

[Standard version formula:]

     o Annual LTIP Value = Eligible Base Salary times Annual Bonus Plan Target Percentage times 0.75

[Formula applicable to executives whose bonuses are based on a measure of business unit earnings:]

     o    Annual LTIP Value = Eligible Base Salary times 0.75

     The Annual LTIP Value will be determined for each calendar year during the Performance Period. At the end of the Performance Period, the maximum Earned Award will be determined as follows:

     o Earned Award = (2003 Annual LTIP Value + 2004 Annual LTIP Value + 2005 Annual LTIP Value) times (percentage of incentive pool funded as described in Section 4.0 above).

     o Notwithstanding anything to the contrary herein, the Committee may in its discretion choose to award a Participant less than his/her maximum Earned Award as calculated above, taking into account such factors as it may deem relevant, including but not limited to the Participant's achievement of his/her bonus objectives under his/her applicable annual bonus plan.

     o Notwithstanding anything to the contrary herein, the Committee may delay the payment of any Earned Award for a period of up to a year after the Measurement Date.

6.0  TERMINATION OF EMPLOYMENT AND FORFEITURE OF AWARD:

     Except as may otherwise be determined by the Committee, in the event that the Participant's employment with the Company (including its subsidiaries) terminates for any reason prior to the end of the Performance Period, the 2003 LTIP Award shall be forfeited, and neither the Participant, nor any successor, heir, assign or personal representative of the Participant, shall have any further right to or interest in the 2003 LTIP Award. Notwithstanding anything herein to the contrary, if a Change in Control (as defined in Section 7) occurs and if, prior to the date on which the Change in Control occurs, the Participant's employment with the Company is terminated or the Participant is reassigned to a position which in the opinion of the Committee reduces the Participant's ability to make an impact upon the profitability of the Company through his/her decisions, actions and counsel and if it is reasonably demonstrated by the Participant that such termination of employment or reassignment of position (i) was at the request of a third party who has taken steps reasonably calculated to effect a Change in Control or (ii) otherwise arose in connection with or in anticipation of a Change in Control, then for all purposes of this Notice the 2003 LTIP Award shall not be forfeited by the Participant to the Company upon such termination or reassignment, and the amount of the 2003 LTIP Award shall be determined by the Committee as described in Section 7.0 below and shall vest and be payable immediately upon the Change in Control.

7.0  CHANGE IN CONTROL:

     Notwithstanding anything herein to the contrary, upon a Change in Control, the Committee shall determine the amount of the 2003 LTIP Award in the manner set forth in this Section 7.0 (the "CIC LTIP Award"). The CIC LTIP Award shall equal the maximum potential 2003 LTIP Award, prorated to reflect the percentage of the Performance Period that has elapsed between the beginning of the Performance Period and the date of the Change in Control. The CIC LTIP Award shall vest and be immediately payable upon a Change in Control. A "Change in Control" means the occurrence of any one of the following events.

     (i) individuals who, on January 21, 1997, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to January 21, 1997, whose election or nomination for election was approved by a vote of at least three-fourths (3/4) of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual elected or nominated as a director of the Company initially as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

     (ii) any "Person" (for purposes of this definition only, as defined under Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and as used in Section 13(d) or Section 14(d) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities") provided, however, that the event described - in this paragraph (ii) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any entity in which the Company directly or indirectly beneficially owns more than 50% of the voting securities or interest (a "Subsidiary"), (B) by an employee stock ownership or employee benefit plan or trust sponsored or maintained by the Company or any Subsidiary, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, or (D) pursuant to a Non-Qualifying Transaction (as defined in paragraph (iii);

     (iii) the shareholders of the Company approve a merger, consolidation, share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company's shareholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by Company Voting Securities that were outstanding immediately prior to the consummation of such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a "Non-Qualifying Transaction"); or

     (iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or a sale of all or substantially all of the Company's assets.

     Computations required by paragraph (iii) shall be made on and as of the date of shareholder approval and shall be based on reasonable assumptions that will result in the lowest percentage obtainable. Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to have occurred solely because any Person acquires beneficial ownership of more than twenty percent (20%) of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such Person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such Person, a Change in Control of the Company shall then occur.

8.0  EFFECT ON EMPLOYMENT:

     Nothing contained in the LTIP shall confer upon the Participant the right to continue in the employment of the Company (including its subsidiaries) or affect any right that the Company (including its subsidiaries) may have to terminate the employment of the Participant.

9.0  AMENDMENT:

     The 2003 LTIP Awards may not be amended except with the consent of the Committee.

10.0 WITHHOLDING:

     Whenever payments hereunder are to be made in cash, the Company shall have the right to withhold from sums due to the Participant (or to require the Participant to remit to the Company) an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to making such payments.

Participant:
             --------------
Date of Award: April 17, 2003
Number of Shares:
                  ---------

Restricted Stock Agreement ("Agreement") by and between First Horizon National Corporation (the "Company"), acting with the prior approval of the Compensation Committee (the "Committee") of the Board of Directors, and the employee whose name is specified above, who is an employee of the Company or one or more of its subsidiaries (the "Participant").

Whereas, the Participant has been granted an award (the "2003 LTIP Award") under
Section 8 of the First Tennessee National Corporation 2003 Equity Compensation Plan (the "Plan"), contingent on the achievement of specified performance goals over a three-year performance period beginning January 1, 2003 and ending on December 31, 2005 (the "Performance Period").

Whereas, a portion of the 2003 LTIP Award will be paid in shares of common stock of the Company, par value $0.625 per share (the "Common Stock").

Now, therefore, in consideration of the covenants hereinafter set forth, the Company and the Participant agree as follows:

     1. Award. Pursuant to the terms of the Plan, the Company hereby grants to the Participant the number of shares of Common Stock specified above (the "Shares"), subject to the Restrictions and other conditions set forth herein. So long as any Shares are subject to the Restrictions set forth in Section 4 hereof, such Shares shall be deemed to be, and shall be referred to herein as, Restricted Shares.

     2. Certificates. Each certificate evidencing Restricted Shares shall be deposited with the Treasurer of the Company, accompanied by a stock power in blank executed by the Participant, and shall bear the following legend (or alternatively, in the discretion of the Company, shall be held in book entry form at the Company's transfer agent, subject to the same legend):

          "This certificate and shares of stock represented hereby are subject to the terms and conditions (including the risk of forfeiture and restrictions on transfer) contained in a Restricted Stock Agreement entered into pursuant to the First Tennessee National Corporation 2003 Equity Compensation Plan between the registered owner and First Horizon National Corporation. Release from such terms and conditions shall occur only in accordance with the provisions of such Plan and Agreement, a copy of each of which is filed with the Secretary of First Horizon National Corporation."

     3. Adjustments in Restricted Shares. The number of Restricted Shares covered by this Agreement shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Common Stock, and may be proportionately adjusted, as determined in the sole discretion of the Board of Directors of the Company, for any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company or to reflect any distributions to holders of shares of Common Stock other than regular cash dividends. Any new, additional or different shares to which the Participant shall be entitled in respect of Restricted Shares by reason of such adjustment shall be deemed to be Restricted Shares and shall be subject to the same terms, conditions, and restrictions as the Restricted Shares so adjusted.

     4. Restrictions. During applicable periods of restriction determined in accordance with Section 6 of this Agreement, Restricted Shares, and the right to vote such Shares and to receive dividends thereon may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered, and shall be subject to the forfeiture provisions contained in Section 5 of this Agreement (such limitations on transferability and risk of forfeiture being collectively called the "Restrictions"), but the Participant shall have all other rights of a shareholder, including but not limited to, the right to vote and receive dividends on Restricted Shares; provided, however, that effective as of July 20, 2004, the Participant shall have no right to receive any dividends on the Restricted Shares for so long as they remain subject to the Restrictions.

     5. Forfeiture of Restricted Shares. Except as may otherwise be determined by the Committee, in the event that the Participant's employment with the Company (including its subsidiaries) terminates for any reason prior to the end of the Performance Period, all Shares which at the time are Restricted Shares shall be forfeited by the Participant to the Company without payment of any consideration by the Company, and the cash portion (if any) of the 2003 LTIP Award shall be forfeited, and neither the Participant, nor any successor, heir, assign or personal representative of the Participant, shall have any further right to or interest in such 2003 LTIP Award, Restricted Shares or the certificate or certificates evidencing them. Notwithstanding anything herein to the contrary, if a Change in Control (as defined in Section
          9) occurs and if, prior to the date on which the Change in Control occurs, the Participant's employment with the Company is terminated or the Participant is reassigned to a position which in the opinion of the Committee reduces the Participant's ability to make an impact upon the profitability of the Company through his/her decisions, actions and counsel and if it is reasonably demonstrated by the Participant that such termination of employment or reassignment of position (i) was at the request of a third party who has taken steps reasonably calculated to effect a Change in Control or (ii) otherwise arose in connection with or in anticipation of a Change in Control, then for all purposes of this Agreement the amount of the 2003 LTIP Award shall be determined by the Committee as described in Section 9 below and shall vest and be payable immediately upon the Change in Control as described in Section 9 below.

     6.   Lapse of Restrictions.

          (a) As soon as practicable following the end of the Performance Period, the Committee shall determine the 2003 LTIP Award earned by the Participant in the manner described in Exhibit A (the "Earned Award"). If the fair market value of the Shares on the Measurement Date (as defined in Exhibit A) is less than the Earned Award, the Restrictions on all of the Shares will lapse and the difference will be paid in cash. If the fair market value of the Shares on the Measurement Date exceeds the Earned Award, then Restrictions will lapse only as to the number of Shares, the fair market value of which is equal to the amount necessary to fund the Earned Award (if any), and any remaining shares will be forfeited.

          (b) Notwithstanding the foregoing, the Committee may delay the vesting of the Shares and the payment of the cash portion (if any) of any Earned Award earned in accordance with paragraph (a) of this Section 6 for a period of up to a year after the Measurement Date.

          (c) Upon lapse of the Restrictions in accordance with this Section 6 or Section 9, new certificates evidencing the Shares with respect to which the Restrictions have lapsed, without a restrictive legend, shall be issued to the Participant or his legal representative, against cancellation of the legended certificates. Each such new certificate shall bear a legend reflecting any restrictions upon the transferability of such shares imposed by law, such as the Securities Act of 1933.

     7. Valuation of Shares. For purposes of this Agreement, the fair market value with respect to the Shares, shall mean, as of any date, (i) the mean between the high and low sales prices at which Shares were sold on the New York Stock Exchange, or, if the shares are not listed on the New York Stock Exchange, on any other such exchange on which the Shares are traded, on such date, or, in the absence of reported sales on such date, the mean between the high and low sales prices on the immediately preceding date on which sales were reported, or (ii) in the absence of such sales prices for the Shares on either of such dates, the fair market value as determined in good faith by the Committee in its sole discretion.

     8. Withholding Requirements. Whenever payments hereunder are to be made in cash, or Restrictions lapse with respect to Restricted Shares, the Company shall have the right to withhold from sums due to the Participant (or to require the Participant to remit to the Company) an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to making such payments or delivering any certificate evidencing such shares.

     9. Change in Control. Notwithstanding anything herein to the contrary, upon a Change in Control, the Committee shall determine the amount of the 2003 LTIP

          Award in the manner set forth in this Section 9 (the "CIC LTIP Award"). The CIC LTIP Award shall equal the maximum potential 2003 LTIP Award, prorated to reflect the percentage of the Performance Period that has elapsed between the beginning of the Performance Period and the date of the Change in Control. Upon a Change in Control, the CIC LTIP Award shall immediately vest and become payable. If the fair market value of the Shares on the date of the Change in Control is less than the CIC LTIP Award, the Restrictions on all of the Shares will lapse immediately and the difference will be paid in cash. If the fair market value of the Shares on the date of the Change in Control exceeds the CIC LTIP Award, then Restrictions will lapse only as to the number of Shares, the fair market value of which is equal to the amount necessary to fund the CIC LTIP Award, and any remaining Shares will be forfeited. A "Change in Control" means the occurrence of any one of the following events.

          (j) individuals who, on January 21, 1997, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to January 21, 1997, whose election or nomination for election was approved by a vote of at least three-fourths (3/4) of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual elected or nominated as a director of the Company initially as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

          (ii) any "Person" (for purposes of this definition only, as defined under Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and as used in Section 13(d) or
               Section 14(d) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities") provided, however, that the event described in this paragraph (ii) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any entity in which the Company directly or indirectly beneficially owns more than 50% of the voting securities or interest (a "Subsidiary"), (B) by an employee stock ownership or employee benefit plan or trust sponsored or maintained by the Company or any Subsidiary, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, or (D) pursuant to a Non-Qualifying Transaction (as defined in paragraph (iii));

          (iii) the shareholders of the Company approve a merger, consolidation, share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company's shareholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business
               Combination: (A) more than 50% of the total voting power of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by Company Voting Securities that were outstanding immediately prior to the consummation of such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a "Non-Qualifying Transaction"); or

          (iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or a sale of all or substantially all of the Company's assets.

     Computations required by paragraph (iii) shall be made on and as of the date of shareholder approval and shall be based on reasonable assumptions that will result in the lowest percentage obtainable. Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to have occurred solely because any Person acquires beneficial ownership of more than twenty percent (20%) of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such Person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such Person, a Change in Control of the Company shall then occur.

     10. Tax Elections. The Participant agrees not to make an election in accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in his gross income for federal income tax purposes the value of the Restricted Shares in the year in which this Agreement is made.

     11. Effect on Employment. Nothing contained in this Agreement shall confer upon the Participant the right to continue in the employment of the Company (including its subsidiaries) or affect any right that the Company (including its subsidiaries) may have to terminate the employment of the Participant.

     12. Amendment. This Agreement may not be amended except with the consent of the Committee and by a written instrument duly executed by the Participant and the Company.

     13. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their heirs, personal representatives, successors and assigns.

     14. Choice of Law. This Agreement shall be governed by the law of the State of Tennessee without reference to the conflicts of laws provisions thereof.

          IN WITNESS WHEREOF, the each of the Company and the Participant has executed and delivered this Agreement as of the ___ of August, 2004, but effective the day and year first above written.

                                        FIRST HORIZON NATIONAL CORPORATION


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


ATTEST


-------------------------------------

                                        PARTICIPANT

                                        ----------------------------------------

                                    Exhibit A

o Funding of the Incentive Pool. The amount by which the Company will fund the incentive pool from which all of the Participants' 2003 LTIP Awards will be paid will be determined based on the higher of either one of the following two criteria established by the Compensation Committee: (1) the Company's Price/Earnings Ratio ("P/E Ratio") relative to the Peer Group (as defined below) as of the Measurement Date or (2) the Compound Annual Growth Rate ("CAGR") in the Company's stock price.

     o    The Company's relative P/E Ratio measurement criteria is as follows:

          o If the Company's P/E Ratio equals the ____th percentile of the P/E Ratio of the Peer Group, an incentive pool will be funded equal to 20% of the maximum aggregate potential 2003 LTIP Award of all the Participants. The "Peer Group" shall be the "Top 50 Banks" as identified by American Banker at the beginning of the Performance Period.

          o If the Company's P/E Ratio equals the ____th percentile of the P/E Ratio of the Peer Group, an incentive pool will be funded equal to 100% of the maximum aggregate potential 2003 LTIP Award of all the Participants.

          o Straight line interpolation will be used to fund the incentive pool when performance is between the ____th and ____th percentile of the Peer Group.

          o Regardless of Company's relative performance, no incentives will be funded or paid unless the Company's P/E Ratio increases during the Performance Period. The P/E ratio at the beginning of the performance period is 12.3.

          o The initial Performance Period covers 3 years (2003 - 2005), and the Measurement Date for the initial Performance Period will be January 31, 2006.

          o The numerator of the P/E Ratio will be based on the 60-trading-day average closing price for the period ending January 31, 2006 as reported by The Wall Street Journal, unless the Committee selects another period (e.g., due to market volatility or rumors of potential transactions).

          o The denominator of the P/E Ratio will be the Company's actual earnings for the year ended 12/31/05, unless the Committee approves a different period.

          o If, at the end of the Performance Period, the Committee determines that the Company's P/E Ratio is distorted (positively or negatively) by market volatility (e.g., due to speculation about potential business combinations), then the Committee may adjust the incentive pool. Alternatively, the Committee may direct the Company to calculate its relative P/E Ratio over a longer or shorter period of time (i.e., 90 days rather than 60 days) or otherwise determine a normalized P/E Ratio for comparison to the Peer Group.

     o    The stock price CAGR measurement criteria is as follows:

          o Target based on 2003-2005 strategic plan as presented to the Board in October, 2002.

          o 100% payout earned only if stock price CAGR represents significant return to shareholders as indicated in the following grid:

                                  CAGR   =>   Payout %
                                  ----        --------
                                   ____%         100%
                                   ____           75
                                   ____           50
                                   ____           25
                                   ____          -0-

     o The amount of the incentive pool funded may be reduced by the Committee in order to more accurately reflect the Company's total performance. In determining the amount, if any, by which the incentive pool will be reduced, the Committee may consider measures such as the following:

     --------------------------------------
     Factor            Guideline
     --------------------------------------
     Rating Agencies   [guideline redacted]
     --------------------------------------
     Regulatory        [guideline redacted]
     --------------------------------------
     Capitalization    [guideline redacted]
     --------------------------------------
     Governance        [guideline redacted]
     --------------------------------------

     o Failure to meet the guideline for any one of the above factors may in the Committee's discretion result in a 20% reduction, up to a total reduction of 80%, of the incentive pool.

o Determination of Individual Participant's Earned Award. The objective of the LTIP is to deliver a total annual award up to 75% of the maximum bonus potential for each individual Participant under his/her respective annual bonus plan for the Performance Period (MIP or FirstPower). The incentive pool available will be determined based on the applicable performance criteria outlined above. Each Participant's maximum Earned Award will be calculated as follows:

[Standard version formula]

     o Annual LTIP Value = Eligible Base Salary times Annual Bonus Plan Maximum Potential times 0.75

[Formula applicable to executives whose bonuses are based on a measure of business unit earnings:]

     o    Annual LTIP Value = Eligible Base Salary times 0.75

     The Annual LTIP Value will be determined for each calendar year during the Performance Period. At the end of the Performance Period, the maximum Earned Award will be determined as follows:

     o Maximum Earned Award = (2003 Annual LTIP Value + 2004 Annual LTIP Value + 2005 Annual LTIP Value) times (percentage of incentive pool funded as described above).

     o Notwithstanding anything to the contrary herein, the Committee may in its discretion choose to award a Participant less than his/her maximum Earned Award as calculated above, taking into account such factors as it may deem relevant, including but not limited to the Participant's achievement of his/her bonus objectives under his/her applicable annual bonus plan.